UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO._____)

Filed by the registrant                              [X]

Filed by a party other than the registrant           [ ]

Check the appropriate box:

[ ]     Preliminary proxy statement.          [ ]  Confidential, for use of the
[X]     Definitive proxy statement.                Commission only (as permitted
[ ]     Definitive additional materials.           by Rule 14a-6(e)(2)).
[ ]     Soliciting material under Rule 14a-12.

                           PARAGON TRADE BRANDS, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which the transaction applies:

        --------------------------
(2)     Aggregate number of securities to which the transaction applies:

        --------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        --------------------------
(4)     Proposed maximum aggregate value of transaction:

        --------------------------
(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount Previously Paid:

        --------------------------
(2)     Form, Schedule or Registration Statement No.:

        --------------------------
(3)     Filing party:

        ---------------------------
(4)     Date Filed:

        ---------------------------

[Paragon Trade Brands Logo]

                                                               November 10, 2000


Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Paragon Trade Brands, Inc. (the "Company"), at 9:00 a.m. on Thursday,
December 7, 2000, at the Company's headquarters located at 180 Technology Parkway, Norcross, Georgia.

     The Notice of Annual Meeting of Stockholders and the Proxy Statement that follow provide details of the business to be conducted at the Annual Meeting.

     Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by completing, signing, dating and returning your proxy card in the enclosed envelope as soon as possible.

                                                     Sincerely,

                                                       /s/ Michael T. Riordan

                                                     Michael T. Riordan
                                                     CHAIRMAN, PRESIDENT
                                                     AND CHIEF EXECUTIVE OFFICER



                                   IMPORTANT

A proxy card is enclosed. All stockholders are urged to complete, sign, date and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any stockholder attending the Annual Meeting may revoke his or her signed proxy and personally vote on all matters that are considered.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD DECEMBER 7, 2000

To the Stockholders:

    The 2000 Annual Meeting of Stockholders of Paragon Trade Brands, Inc. (the "Company") will be held at 9:00 a.m. on Thursday, December 7, 2000, at the Company's headquarters located at 180 Technology Parkway, Norcross, Georgia, for the following purposes:

    1. to elect nine (9) directors for a term expiring as of the 2001 annual meeting of stockholders;

    2. to approve the Paragon Trade Brands, Inc. Stock Option Plan;

    3. to approve the Paragon Trade Brands, Inc. Stock Option Plan for Non-Employee Directors; and

    4. to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

    The nominees for election as directors are named in the enclosed Proxy Statement.

    The  Record  Date  for  the  Annual  Meeting  is  October  13,  2000.   Only
stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

    ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT, EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SENT IN A PROXY.

                                             By Order of the Board of Directors

                                               /s/ Ward Council

                                             Ward Council
                                             SECRETARY

Norcross, Georgia
November 10, 2000

       THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 26, 1999 AND THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE
        QUARTER ENDED SEPTEMBER 24, 2000 ACCOMPANY THIS PROXY STATEMENT.

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD DECEMBER 7, 2000

GENERAL

     The enclosed proxy is solicited by the Board of Directors of Paragon Trade Brands, Inc. (the "Company") for use at the 2000 Annual Meeting of Stockholders to be held at 9:00 a.m. on Thursday, December 7, 2000, at the Company's headquarters located at 180 Technology Parkway, Norcross, Georgia, and at any postponement or adjournment thereof (the "2000 Annual Meeting"). Only holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on October 13, 2000 (the "Record Date") will be entitled to vote at the 2000 Annual Meeting. On that date, the Company had 11,996,300 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote.

    The address of the Company's principal executive offices is 180 Technology Parkway, Norcross, Georgia 30092. This Proxy Statement and the accompanying proxy card are first being mailed to the Company's stockholders on or about November 10, 2000.

VOTING

    The purpose of the 2000 Annual Meeting is (1) to elect nine (9) directors for terms expiring at the 2001 annual meeting of stockholders (the "2001 Annual Meeting"); (2) to approve the Paragon Trade Brands, Inc. Stock Option Plan (the "Stock Option Plan"); (3) to approve the Paragon Trade Brands, Inc. Stock Option Plan for Non-Employee Directors (the "Director Plan"); and (4) to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

    Shares of Common Stock for which proxies are properly executed and returned (and not revoked) prior to the 2000 Annual Meeting will be voted in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees for the Board of Directors named herein, provided that if any of such nominees should become unavailable for election for any reason, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose, and "FOR" approval of each of the Stock Option Plan and the Director Plan. Under Delaware law, the Company's Amended and Restated Certificate of Incorporation and the Company's Amended and Restated By-Laws, the nominees receiving the greatest number of votes cast for the election of directors by the shares present in person or represented by proxy at the 2000 Annual Meeting and entitled to vote shall be elected directors. In the election of directors, withholding authority to vote with respect to the nominee will have no effect on the outcome of the election. Under Delaware law, the Company's Amended and Restated Certificate of Incorporation and the Company's Amended and Restated By-Laws, the Stock Option Plan and the Director Plan will separately be approved if the majority of shares present in person or represented by proxy at the 2000 Annual Meeting and entitled to vote on the Stock Option Plan and the Director Plan, respectively, vote in favor of approval. Abstentions from voting will have the practical effect of voting against the respective proposals to approve the Stock Option Plan and the Director Plan, and broker nonvotes will have no effect on the outcome other than to reduce the number of "FOR" votes necessary to approve the respective proposals.

    Any stockholder giving a proxy may revoke it at any time before it is voted by delivering to the Company's Secretary a written notice of revocation, executing a proxy bearing a later date, or by attending the 2000 Annual Meeting and voting in person. The presence of a majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum. Shares represented by proxies marked "withhold authority" will be counted as shares present for purposes of establishing a quorum.

BACKGROUND

    The Company has previously disclosed that The Procter & Gamble Company ("P&G") filed a lawsuit against it in the United States District Court for the District of Delaware (the "Delaware District Court") alleging that the Company's "Ultra" disposable baby diaper products infringed two of P&G's dual cuff diaper patents.

    On December 30, 1997, the Delaware District Court issued a Judgment and Opinion which found that two of P&G's dual cuff diaper patents were valid and infringed by certain of the Company's disposable diaper products, while also rejecting the Company's patent infringement claims against P&G. While the final damages number of approximately $178.4 million was not entered by the Delaware District Court until June 2, 1998, the Company originally estimated the liability and associated litigation costs to be approximately $200 million. The amount of the award resulted in violation of certain covenants under the Company's then-existing bank loan agreements. As a result, the issuance of the Delaware Judgment and the uncertainty it created caused an immediate and critical liquidity issue for the Company.

    On January 6, 1998, the Company filed for relief under Chapter 11 of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., in the United States Bankruptcy Court for the Northern District of Georgia (Case No. 98-60390) (the "Chapter 11 filing"). None of the Company's subsidiaries were included in the Chapter 11 filing.

    On February 2, 1999, the Company entered into a Settlement Agreement with P&G which fully and finally settled all matters related to the Delaware Judgment, the Company's appeal of the Delaware Judgment, P&G's motion to find the Company in contempt of the Delaware Judgment and P&G's proof of claim filed in the Company's Chapter 11 reorganization proceeding. The P&G Settlement Agreement was approved by the Bankruptcy Court on August 6, 1999 (the "P&G Approval Order"). The Official Committee of Equity Security Holders (the "Equity Committee") appealed the P&G Approval Order.

    On October 26,  1995,  Kimberly-Clark  Corporation  ("K-C")  filed a lawsuit
against  the  Company  in  U.S.  District  Court  in  Dallas,   Texas,  alleging
infringement by the Company's products of two K-C patents relating to dual cuffs.

    On March 19, 1999, the Company entered into a Settlement Agreement with K-C which fully and finally settled all matters related to the Texas action, including the Company's counterclaims, and K-C's proof of claim filed in the Company's Chapter 11 reorganization proceeding. The K-C Settlement Agreement was approved by the Bankruptcy Court on August 6, 1999 (the "K-C Approval Order"). The Equity Committee appealed the K-C Approval Order.

    On or about November 15, 1999, the Company and the Official Committee of Unsecured Creditors (the "Creditors' Committee"), as co-proponents, filed the Second Amended Plan of Reorganization (as subsequently modified through January 13, 2000, the "Plan") and a related Disclosure Statement (as subsequently modified through November 18, 1999, the "Disclosure Statement") with the Bankruptcy Court. The Plan incorporated a proposed investment by Wellspring Capital Management LLC ("Wellspring"), a private investment company, to acquire the Company as part of a plan of reorganization (the "Wellspring Transaction"). By order dated November 18, 1999, the Bankruptcy Court approved the Disclosure Statement. At such time, the Bankruptcy Court also approved certain voting procedures and established January 7, 2000, as the voting deadline for the Plan and January 13, 2000, as the date for a hearing to consider confirmation of the Plan. A confirmation hearing was held by the Bankruptcy Court on January 13, 2000. By Order dated January 13, 2000, the Bankruptcy Court confirmed the Plan.

    On January 28, 2000, Paragon was reorganized pursuant to the Plan through the consummation of the Wellspring Transaction. As contemplated under the Plan, the Equity Committee has withdrawn with prejudice its appeals of the P&G Approval Order and the K-C Approval Order.

    As a result of the Chapter 11 filing, the Company incurred significant costs for professional fees. The Company was also required to pay certain expenses of the Creditors' Committee and the Equity Committee including professional fees, to the extent allowed by the Bankruptcy Court. Pursuant to the Plan, a reserve was established from which any remaining professional fees and expenses related to the Chapter 11 reorganization proceeding will be paid.

    Trading in the Common Stock of the Company on the New York Stock Exchange ("NYSE") was suspended prior to the opening of trading on July 8, 1999. As of July 9, 1999, the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board (the "OTCBB") began publishing quotations of the Company's Common Stock under the symbol PGNFQ. As a result of the Plan, on February 2, 2000, the OTCBB ceased quotations of the Company's Common Stock. Quotation of the Company's Common Stock resumed on the OTCBB as of March 30, 2000, under the symbol PGTR.

                 ELECTION OF DIRECTORS AND DIRECTOR INFORMATION

    It is intended that votes will be cast pursuant to the accompanying proxy for the election of the nominees named below, who at present are directors of the Company. If any nominee should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named will be unable to serve if elected.

    The Company's Certificate of Incorporation provides that the Board of Directors is authorized to fix the number of directors within the range of one to 15 members; the number currently is nine. The nominees named immediately below comprise the slate of individuals who have been nominated for election at the 2000 Annual Meeting for a term expiring at the 2001 Annual Meeting.

NOMINEES FOR ELECTION

    DAVID W. COLE. Mr. Cole (age 53) was appointed a director of the Company as of January 28, 2000 pursuant to the provisions of the Plan. Mr. Cole currently serves as President of Torbitt & Castleman Company, Inc., a private label consumer food products manufacturer and supplier, a position he has held since December 1999. Mr. Cole also serves as a director of Changing Paradigms LLC, a private label cleaning chemicals and scented consumer products manufacturer. Mr. Cole formerly served as the Company's President from 1993 to 1999.

       Principal Occupation: President, Torbitt & Castleman Company, Inc.

    GREG S. FELDMAN.  Mr. Feldman (age 44)  was  appointed  a  director  of  the
Company as of January 28, 2000 pursuant to the provisions of the Plan. Mr. Feldman is the Managing Partner of Wellspring Capital Management LLC, a private equity fund management company and has been affiliated with Wellspring since January 1995. Mr. Feldman also serves as a director of The Hockey Company, a sporting goods manufacturer, Lionel LLC, a model train manufacturer, Brooks Mays Music Company, a musical instrument retailer, and Far and Wide Travel Corporation, a leading travel and tour operator.

    Principal Occupation: Managing Partner, Wellspring Capital Management LLC

    DAVID C. MARIANO.  Mr. Mariano (age 38)  was appointed  a  director  of  the
Company as of January  28,  2000  pursuant to the  provisions  of the Plan.  Mr.
Mariano was appointed to the Executive and Compensation and Governance Committees of the Board of Directors in February 2000 and serves as Chair of the Compensation and Governance Committee. Mr. Mariano is a Partner in Wellspring Capital Management LLC, a private equity fund management company and is also a director of Far and Wide Travel Corporation, a leading travel and tour operator. Prior to joining Wellspring in November 1997, Mr. Mariano was a Managing Director of The Blackstone Group LP, an investment banking firm.

        Principal Occupation: Partner, Wellspring Capital Management LLC

    JAMES R. MCMANUS.  Mr. McManus  (age 66) was  appointed a  director  of  the
Company as of January 28, 2000 pursuant to the provisions of the Plan. Mr. McManus is currently Chief Executive Officer of Beachside Capital, LLC, a private investment company which he founded in September 1997. Mr. McManus previously served as CEO of Marketing Corp. of America from its founding in March 1971 to September 1999. Mr. McManus also serves as a director of Family Time.Com, an internet content company, and is a trustee of Northwestern University and Carnegie Hall, Inc.

      Principal Occupation: Chief Executive Officer, Beachside Capital, LLC

    MICHAEL T. RIORDAN. Mr. Riordan (age 50) was appointed President and Chief Executive Officer of the Company on May 4, 2000 and Chairman of the Board on August 10, 2000. Mr. Riordan was also appointed a member of the Executive Committee of the Board of Directors on May 4, 2000. Before joining the Company, Mr. Riordan formerly served as President and Chief Operating Officer of Fort James Corp. from August 1997 to August 1998; and as Chairman and Chief Executive Officer and President and Chief Operating Officer of Fort Howard Corp. from September 1996 to August 1997, and from March 1992 to September 1996, respectively. Mr. Riordan currently serves as a director of The Dial Corporation, a manufacturer of consumer goods, Wallace Computer Services, Inc., a manufacturer of business forms and labels as well as a provider of print management services, and American Medical Security, Inc., a provider of health insurance for small to medium-sized employers.

     Principal Occupation: Chairman, President and Chief Executive Officer,
                           Paragon Trade Brands, Inc.

    THOMAS F. RYAN, JR. Mr. Ryan (age 59) was appointed a director of the Company as of January 28, 2000 pursuant to the provisions of the Plan. Mr. Ryan was appointed to the Audit Committee of the Board of Directors in February 2000. Mr. Ryan is currently a private investor. Mr. Ryan formerly served as President of the American Stock Exchange, a national securities exchange, from October 1995 to April 1999, and as Chairman of Kidder, Peabody & Co., Inc., a securities trading and investment firm, from January 1995 to October 1995. Mr. Ryan currently serves as a director of Mellon Personal Asset Management, a financial management company, and the New York Independent System Operator, the power grid and market for New York state.

                     Principal Occupation: Private Investor

    J. DALE SHERRATT.  Mr.  Sherratt (age 62)  was  appointed a  director of the
Company as of January 28, 2000 pursuant to the provisions of the Plan. Mr. Sherratt was appointed to the Executive Committee of the Board of Directors in February 2000. Mr. Sherratt has been the Managing General Partner of Wellfleet Investments, a health care investment company, since May 1992 and also has served as the Chief Executive Officer of Cambridge Nutraceuticals, a nutritional products manufacturer, since May 1996. Mr. Sherratt serves as a Trustee of Mass. Financial Services, a mutual fund company.

      Principal Occupation: Managing General Partner, Wellfleet Investments

    CARL M. STANTON. Mr. Stanton (age 32) was appointed a director of the Company as of January 28, 2000 pursuant to the provisions of the Plan. Mr. Stanton was appointed to the Executive, Audit and Compensation and Governance Committees of the Board of Directors in February 2000. Mr. Stanton serves as Chair of the Audit Committee. Mr. Stanton currently is a Principal in Wellspring Capital Management, LLC, a private equity fund management company and has been affiliated with Wellspring since 1998. Prior to joining Wellspring, Mr. Stanton was a Principal with Dimeling, Schreiber & Park, a private equity fund management company from 1994 to December 1998.

       Principal Occupation: Principal, Wellspring Capital Management LLC

    THOMAS J. VOLPE. Mr. Volpe (age 64) was appointed a director of the Company as of January 28, 2000 pursuant to the provisions of the Plan. Mr. Volpe was appointed to the Audit Committee in February 2000. Mr. Volpe has served as the Senior Vice President - Financial Operations for The Interpublic Group of Companies since March 1986. Mr. Volpe also serves as a director of American Technical Ceramics, Inc, a capacitor manufacturer, Alliance Atlantic, Inc., a movie and television production and distribution company, and Rent-A-Wreck, an auto rental company.

       Principal Occupation: Senior Vice President - Financial Operations,
                       The Interpublic Group of Companies

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    Four regularly scheduled and 13 special meetings of the Board of Directors were held in fiscal 1999. Each then-sitting member of the Board attended at least 75 percent of the Board of Directors and Committee meetings that he was eligible to attend.

    The Company has established standing committees of its Board of Directors, including an Executive Committee, an Audit Committee and a Compensation and Governance Committee. Each of these committees is responsible to the full Board of Directors. The functions performed by these committees are summarized as follows:

    EXECUTIVE COMMITTEE. The Executive Committee was established in February 2000 and has delegated authority to exercise any of the functions of the full Board of Directors in the management of the business and affairs of the Company, within the limits permitted by law. Members of the Executive Committee are Mr. Mariano, Mr. Riordan, Mr. Sherratt and Mr. Stanton. Messrs. Mariano, Sherratt and Stanton have served since their appointment in February 2000. Mr. Riordan has served since his appointment on May 4, 2000. Mr. Riordan serves as the committee's chair.

    AUDIT COMMITTEE. The Audit Committee makes recommendations to the Board of Directors with respect to the engagement of independent public accountants to audit the Company's annual financial statements. In addition, the Audit Committee reviews the Company's accounting and audit practices and procedures and the reports of the independent public accountants. Members of the Audit Committee are Mr. Ryan, Mr. Stanton and Mr. Volpe, all of whom have served since their appointment in February 2000. Mr. Stanton serves as the committee's chair. The Audit Committee met once in fiscal 1999.

    COMPENSATION AND GOVERNANCE COMMITTEE. The Compensation and Governance Committee was formed in February 2000 from a combination of the former, separate Compensation and Governance committees. The Compensation and Governance Committee establishes salaries, incentives and other forms of compensation for the Company's directors and officers and administers the Company's various incentive compensation and benefit plans, including recommending the establishment of policies relating to such plans. The Compensation and Governance Committee also reviews and reports to the full Board on various issues of Board governance, such as Board performance and accountability, new directorships and Board compensation matters. Members of the Compensation and Governance Committee are Mr. Mariano and Mr. Stanton, each of whom has served since his initial appointment in February 2000. Mr. Mariano serves as the committee's chair. The predecessor Compensation Committee met twice in fiscal 1999. The predecessor Governance Committee met once in fiscal 1999.

DIRECTOR COMPENSATION

    FEES. Directors who are employees of the Company do not receive any fees for their services as directors. As of February 23, 2000, directors who are not employees of the Company are paid an annual retainer of $20,000 for serving on the Board of Directors. Each nonemployee director receives an additional fee of $1,250 per day for attending each meeting of the Board of Directors and $1,000 for attending each meeting of a committee of the Board of Directors. A nonemployee director serving as a committee chairman receives an additional $2,500 per annum.

    OPTIONS. The Company's predecessor Stock Option Plan for Nonemployee Directors (the "Old Director Plan") was suspended by the previous Board during the pendancy of the Company's Chapter 11 reorganization proceeding. As such, no options were granted to directors under the Old Director Plan in 1999. At the closing of the Wellspring Transaction, the Plan Implementation Committee of the Board of Directors of reorganized Paragon elected to terminate the Old Director Plan. The new Board of Directors intends to qualify at the Annual Meeting the Director Plan, which would provide that directors who are not employees of the Company may receive grants of options to purchase Common Stock under such plan. It is contemplated that under the Director Plan each nonemployee director would be eligible to automatically receive an option to purchase 3,000 shares of Common Stock on the first business day following his or her initial election as a director of the Company, at an exercise price of $10.00 per share, and thereafter would be eligible to receive annually, on the first business day following the date of each annual meeting of stockholders of the Company, an option to purchase 3,000 shares of Common Stock at its then fair market value. SEE "Approval of the Director Plan."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the fiscal year ended December 26, 1999, members of the Compensation Committee were Adrian D.P. Bellamy (Chairman), Thomas B. Boklund and Robert L. Schuyler. No executive officers or employees of the Company served on the Compensation Committee in 1999. Members of the Compensation and Governance Committee, as reconstituted in February 2000 following consummation of the Company's reorganization proceedings, are David C. Mariano (Chairman) and Carl
M. Stanton.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of the Common Stock as of September 30, 2000, by (a) each stockholder known by the Company to be the beneficial owner of more than 5 percent of the Common Stock, (b) the Company's directors, (c) the Company's named executive officers, as defined herein, and
(d) all the Company's directors and executive officers, as a group. Each of the named persons and members of the group has sole voting and investment power with respect to the shares shown, except as otherwise stated.

                                                                  BENEFICIAL OWNERSHIP
                                                                  --------------------
                                                       AMOUNT AND NATURE OF             PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP             OUTSTANDING
------------------------------------                   --------------------             -----------
PTB Acquisition Company, LLC
Wellspring Capital Partners II, LP and
Wellspring Capital Management LLC.........                     11,516,405 (1)             96.85%
620 Fifth Avenue, Suite 216
New York, NY  10020-1579

Co-Investment Partners, L.P...............                      2,401,953 (1)              20.2%
660 Madison Avenue
New York, NY  10021

Ontario Teachers' Pension Plan Board......                      2,401,953 (1)              20.2%
5650 Yonge Street
North York, Ontario M2M 4H5, Canada

Bobby V. Abraham..........................                          3,404 (2)                *
David W. Cole.............................                            690 (3)                *
Greg S. Feldman...........................                              0 (4)                0
David C. Mariano..........................                         14,100 (5)                *
James R. McManus..........................                         10,000                    *
Thomas F. Ryan, Jr........................                         19,000 (6)                *
J. Dale Sherratt..........................                          5,000                    *
Carl M. Stanton...........................                          3,500 (7)                *
Thomas J. Volpe...........................                          5,000                    *
Michael T. Riordan........................                        126,000 (8)              1.05%
Alan J. Cyron.............................                          1,433 (9)                *
Arrigo D. Jezzi...........................                            101 (10)               *
Robert E. McClain.........................                              0 (11)               0
Christine I. Oliver.......................                              6 (12)               *
Catherine O. Hasbrouck....................                             13 (13)               *
All directors and executive officers as a group
(22 persons) .............................                        188,159 (14)             1.57%

----------
* Represents holdings of less than 1%.

                                      -7-

(1)  PTB Acquisition Company, LLC (of which Wellspring Capital Partners II, LP is
the  sole  member),   an  affiliate  of  Wellspring   Capital   Management  LLC,
(collectively, "Wellspring"), agreed to acquire substantially all of the new Common Stock of the Company as part of the Company's plan of reorganization (the "Wellspring Transaction").

     Prior to the consummation of the Wellspring Transaction, Wellspring assigned (i) its right to purchase approximately 20.2% of the new Common Stock of the Company to Co-Investment Partners, L.P. ("CIP"), and (ii) its right to purchase approximately a further 20.2% of the new Common Stock of the Company to Ontario Teachers' Pension Plan Board ("Ontario"). Pursuant to the Wellspring Transaction, Wellspring, CIP and Ontario purchased, in the aggregate, approximately 96.8% of the new Common Stock (the "Investor Shares") issued pursuant to the Plan on January 28, 2000 for a purchase price equal to $10.00 per share of new Common Stock, or approximately $115 million, in cash.

     After giving effect to the assignment by Wellspring of its rights under the Stock Purchase Agreement as described above, Wellspring invested approximately $67 million, which funds were provided by Wellspring Capital Partners II, L.P. from funds contributed by its limited and general partners, to acquire approximately 56.5% of the new Common Stock, CIP invested approximately $24 million, which funds were provided by its limited and general partners, to acquire approximately 20.2% of the new Common Stock and Ontario invested approximately $24 million, which funds came from the pension fund it manages, to acquire approximately 20.2% of the new Common Stock.

     Pursuant to proxies given on January 28, 2000 by CIP and Ontario, Wellspring has sole voting power to vote all of the Investor Shares and shared dispositive power with respect to all of the Investor Shares. Therefore, Wellspring may be deemed to beneficially own these shares of new Common Stock.

(2) Mr. Abraham resigned effective May 8, 2000. Mr. Abraham's Section 16 reporting obligation terminated shortly following his resignation from the Company. Information reported is based upon Mr. Abraham's final Form 4 filed with the SEC for May 2000. Includes Warrants to purchase 2,650 shares of Common Stock at $18.91 per share, exercisable immediately and expiring January 28, 2010.

(3) Includes Warrants to purchase 472 shares of Common Stock at $18.91 per share, exercisable immediately and expiring January 28, 2010.

(4) Mr. Feldman is the sole managing member of Wellspring Capital Management, LLC and also is sole managing member of Wellspring Capital Associates II, LLC, a Delaware limited liability company and the entity that is the general partner of Wellspring Capital Partners II, L.P. In such capacities Mr. Feldman has the ability to direct the investment and voting decisions of Wellspring Capital
Management, LLC and, therefore, may be deemed to have investment and voting discretion with respect to the 11,516,405 shares of common stock beneficially owned by Wellspring Capital Management, LLC, Wellspring Capital Partners II, L.P., and PTB Acquisition Company, LLC. However, Mr. Feldman disclaims beneficial ownership of such securities.

(5) Includes Warrants to purchase 3,000 shares of Common Stock at $18.91 per share, exercisable immediately and expiring January 28, 2010.

(6) Mr. Ryan shares voting and investment power jointly with his spouse as to 1,000 shares of Common Stock and 4,000 Warrants. Includes Warrants to purchase 5,000 shares of Common Stock at $18.91 per share, exercisable immediately and expiring January 28, 2010.

(7) Includes Warrants to purchase 3,500 shares of Common Stock at $18.91 per share, exercisable immediately and expiring January 28, 2010.

(8) Mr. Riordan was not employed by the Company in 1999 and is not a named executive officer for purposes of this proxy statement. Mr. Riordan is included in the group and his holdings are reported for


                                      -8-

clarity and convenience of the reader. Includes options to purchase 126,000 shares of Common Stock, exercisable within 60 days of the date of this Proxy Statement if the Company meets certain performance goals.

(9) Mr. Cyron resigned effective October 6, 2000. Mr. Cyron's Section 16 reporting obligation terminated shortly following his resignation from the Company. Information reported is based upon Mr. Cyron's final Form 4 filed with the SEC for September 2000. Includes Warrants to purchase 914 shares of Common Stock at $18.91 per share, exercisable immediately and expiring January 28, 2010.

(10) Mr. Jezzi resigned effective April 23, 1999. Mr. Jezzi's Section 16 reporting obligation terminated shortly following his resignation from the Company. Information reported is based on Mr. Jezzi's final Form 4 filed with the SEC for April 1999 and the assumption that such shares of old Common Stock were exchanged for shares of new Common Stock and Warrants pursuant to the Company's Plan of Reorganization. Includes Warrants to purchase 79 shares of Common Stock at $18.91 per share, exercisable immediately and expiring January 28, 2010.

(11) Mr. McClain resigned effective June 23, 2000. Mr. McClain's Section 16 reporting obligation terminated shortly following his resignation from the Company. Information reported is based upon Mr. McClain's final Form 4 filed with the SEC for May 2000.

(12) Ms. Oliver has resigned effective as of December 6, 2000. Includes Warrants to purchase 5 shares of Common Stock at $18.91 per share, exercisable immediately and expiring January 28, 2010.

(13) Ms. Hasbrouck resigned effective March 15, 2000. Ms. Hasbrouck's Section 16 reporting obligation terminated shortly following her resignation from the Company. Information reported is based upon Ms. Hasbrouck's final Form 4 filed with the SEC for May 2000. Includes Warrants to purchase 10 shares of Common Stock at $18.91 per share, exercisable immediately and expiring January 28, 2010.

(14) Includes options to purchase 126,000 shares of common Stock, exercisable within 60 days of the date of this Proxy Statement if the Company meets certain performance goals, and Warrants to purchase 15,945 shares of Common Stock at $18.91 per share, exercisable immediately and expiring January 28, 2010.


                             EXECUTIVE COMPENSATION

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation and Governance Committee of the Board of Directors (the "Compensation Committee") is composed entirely of nonemployee directors. The Compensation Committee is responsible for establishing and administering the Company's executive compensation programs.

COMPENSATION POLICIES

     The Compensation Committee, as noted above, is composed entirely of nonemployee directors. The Compensation Committee is responsible for establishing and administering the Company's executive compensation programs. The Compensation Committee establishes compensation according to the following guiding principles:

         (a) Compensation should be directly linked to the Company's operating and financial performance.

         (b)  Total   compensation   should  be  competitive  when  compared  to
     compensation levels of executives of companies against which the Company competes for management.

         (c) Performance-related pay should be a significant component of total compensation, placing a substantial portion of an executive's compensation at risk.

COMPENSATION PRACTICES

     Compensation for executives has historically included base salary, annual bonuses and long-term incentive awards, including stock options, SARs and restricted stock awards. Consistent with the above principles, a substantial proportion of executive compensation has depended on Company performance and on enhancing stockholder value.

     BASE SALARY. The Company has historically used externally-developed compensation surveys to assign a competitive salary range to each salaried position, including executive positions. The companies included in the survey in the past have been selected by the Company's outside compensation consultants and include companies engaged in nondurable manufacturing with annual revenues of between $400 million and $1 billion.

     In the past, the Compensation Committee has set actual base salary levels for the Company's executives based on recommendations by management. The Compensation Committee intends to continue this practice, focusing primarily on the executive's performance, the executive's position in the salary range, the executive's experience and the Company's salary budget.

     ANNUAL BONUS. The Company employs a formal system for developing measures of and evaluating executive performance. Bonuses are determined with reference to quantitative measures established by the Compensation Committee each year. At the beginning of each year, the Compensation Committee also approves performance targets relating to the quantitative measures that, if achieved, will establish a bonus pool equal to the sum of the individual target bonuses for all executives. The Compensation Committee also establishes performance targets that could result in a range of bonus payouts from a minimum of zero to a maximum bonus payout of 200 percent of target bonus. At the end of the year, Company performance, as compared to the quantitative measures described above, determines the bonus pool for the executive group. Target bonuses for individual executives are in the range of 30 percent to 60 percent of base salary. The Compensation Committee retains the discretion to adjust any individual bonus if deemed appropriate.

     In the event Company performance exceeds the performance targets established for the maximum 200 percent bonus payout, the bonus pool is funded in excess of such 200 percent payout. Such excess bonus funding is retained by the Company and may be paid out, at the Compensation Committee's discretion, in any year in which performance targets are not achieved, if the Compensation Committee determines such event to be the result of factors unrelated to management performance.

     In 1999, the quantitative measure for bonus payments was earnings before interest, taxes, depreciation and amortization ("EBITDA"). There was no upward limit on the maximum possible bonus payout. The Company's performance in fiscal 1999 did not meet the minimum quantitative measures and the Compensation Committee accordingly did not award any bonuses.

     As a result of the Chapter 11 filing, and in recognition of the need to drive the operating performance of the Company and to incent employees to remain with the Company throughout the course of the Chapter 11 proceeding, the Compensation Committee altered the Company's existing incentive compensation plans. The revised plans included (i) a retention incentive for employees of the Company, other than the top eight executives, following the Chapter 11 filing and (ii) a Confirmation Retention Plan for Top Eight Executives (the "Confirmation Retention Plan") described herein. SEE "--Employment Agreements; Change in Control Arrangements: Confirmation Retention Plan for Top Eight Executives." These revised plans were approved by the Bankruptcy Court in August 1998. As a result of the Company's exit from Chapter 11 on January 28, 2000, all retention bonuses approved by the Bankruptcy Court in August 1998 have been paid.

     For 2000, the Compensation Committee has determined that the quantitative measure for bonus payments will again be EBITDA. The plan will provide minimum, target, and maximum payout levels.

     LONG-TERM INCENTIVES. Long-term incentives are designed to link management reward with the long-term interests of the Company's stockholders. Through 1997, the Compensation Committee granted stock options, stock appreciation rights ("SARs") and restricted stock as long-term incentives. Individual stock option and SAR grants were based on level of responsibility, the Company's stock ownership objectives for management and upon the Company's performance versus the financial performance objectives set each year for the annual bonus plan described above.

     In 1998, the Compensation Committee determined, in connection with the Confirmation Retention Plan, that in light of the uncertainties associated with the Chapter 11 process, the Company should discontinue future stock option and SAR grants and restricted stock awards until its emergence from Chapter 11 and, as such, no options, SARs or restricted stock awards were granted to employees for 1999. As part of the Company's exit from Chapter 11 on January 28, 2000, all outstanding stock options have been canceled. As a further part of the Company's Plan of Reorganization, the Paragon Trade Brands, Inc. Stock Option Plan (the "Stock Option Plan") was approved by the Bankruptcy Court. SEE "Approval of the Stock Option Plan."

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the Company's ability to deduct compensation in excess of $1 million paid during a tax year to the Chief Executive Officer and the four other highest paid executive officers of the Company. Certain performance-based compensation is not subject to such deduction limit. The Company intends, at the appropriate time, to qualify stock option and SAR grants for the "performance-based" exception to the $1 million limitation on deductibility and otherwise to maximize the deductibility of executive compensation while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and the competitive market of executive talent.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Abraham served as the Company's Chief Executive Officer since its initial public offering in February 1993 until his resignation effective as of May 8, 2000. Prior to service as the Company's Chief Executive Officer, Mr. Abraham was in charge of the Company's operations as a division of Weyerhaeuser. Mr. Abraham's base salary was realigned in 1996 from prior year levels to $500,000.

     Mr. Abraham did not receive an annual incentive bonus for 1999. Mr. Abraham did participate in the Confirmation Bonus payable under the Confirmation Retention Plan described above, receiving a bonus of $1,061,690 on January 28, 2000. This bonus will be reported as income for 2000. SEE "--CONFIRMATION RETENTION PLAN FOR TOP EIGHT EXECUTIVES."

     As discussed above, the Compensation Committee discontinued the use of annual grants of stock options, SARs and restricted stock awards as incentive compensation for Mr. Abraham while the Company was subject to Chapter 11 protection. In the past, annual stock option grants were determined by reference to the external compensation survey data discussed above, as well as the Company's performance versus the financial performance objectives set each year for the annual bonus plan described above.

COMPENSATION AND GOVERNANCE COMMITTEE


David C. Mariano
Carl M. Stanton

STOCK PRICE PERFORMANCE

     Set forth below is a line graph comparing the cumulative total return on the Common Stock during the period beginning on December 25, 1994 and ending on December 26, 1999, the last day of the Company's 1999 fiscal year, with the cumulative total return on the Standard & Poor's 500 Index and the combined Value Line Household Products and Toiletries/Cosmetics Indices (weighted equally). The comparison assumes $100 was invested on December 25, 1994 in the Common Stock, the Standard & Poor's 500 Index and the combined Value Line Household Products and Toiletries/Cosmetics Indices and assumes reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

[Performance graph omitted]



                          PERFORMANCE GRAPH DATA POINTS

                                                          CUMULATIVE TOTAL RETURN AS OF:

NAME                                    25-DEC-94   31-DEC-95   29-DEC-96  28-DEC-97  27-DEC-98  26-DEC-99
----                                    ---------   ---------   ---------  ---------  ---------  ---------
PARAGON TRADE BRANDS, INC.               100.00      176.42      226.42      97.17      16.04       1.74
Combined Value Line                      100.00      136.49      183.18     252.71     285.65     319.70
  Household Products and
  Toiletries/Cosmetics Indices
Standard & Poor's 500                    100.00      137.58      169.17     225.61     290.09     351.13

----------
(1) Tambrands, Inc. ("Tambrands") was a member of the Combined Value Line Household Products and Toiletries/Cosmetics Indices ("Peer Group") for the years 1994-1996. Tambrands was acquired by P&G during 1997 and total return data for 1997 is not available. Tambrands was removed from the Value Line Household Products and Toiletries/Cosmetics Indices as of 1997.

                                      -12-

(2) First Brands Corp. ("First Brands"), General Housewares Corp ("General Housewares") and Rubbermaid, Incorporated ("Rubbermaid") were each members of the Combined Value Line Household Products and Toiletries/Cosmetics Indices ("Peer Group") for the years 1994 through 1998. First Brands, General Housewares and Rubbermaid were acquired by or merged with The Clorox Co., CCPC Acquisition Corp. and Newell Co., respectively, during 1999 and total return data for 1999 is not available. First Brands, General Housewares and Rubbermaid were removed from the Value Line Household Products and Toiletries/Cosmetics Indices as of 1999.

COMPENSATION OF EXECUTIVES

     The following table discloses information concerning the annual and long-term compensation received by those persons who were, at December 26, 1999, the last day of the Company's 1999 fiscal year, the Company's Chief Executive Officer and four other most highly compensated executive officers on that date and two executive officers of the Company who had resigned their positions prior to December 26, 1999 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                   ANNUAL COMPENSATION                       AWARDS
                                   -------------------                       ------
                                                              OTHER
                                                              ANNUAL        SECURITIES       ALL OTHER
         NAME AND            FISCAL               BONUS    COMPENSATION     UNDERLYING      COMPENSATION
    PRINCIPAL POSITION        YEAR     SALARY($) ($)(1)(2)    ($)(3)      OPTIONS/SARS(#)      ($)(4)
   --------------------       ----     --------- --------- ------------   ---------------   ------------
Bobby V. Abraham(5).....      1999     500,006         0            0             0             14,988
  Chief Executive Officer     1998     519,237   561,004            0             0            234,191
                              1997     500,006         0            0        30,000            104,885

David W. Cole(6)........      1999     228,923         0            0             0             13,292
  President                   1998     269,537   224,400            0             0             18,143
                              1997     304,954         0       13,985        20,000              3,146

Alan J. Cyron(7)........      1999     225,000         0            0             0             12,668
  Executive Vice              1998     228,422   210,375            0             0             16,318
  President and               1997     206,612         0        4,615        15,000              3,158
  Chief Financial Officer

Arrigo D. Jezzi(8)......      1999      73,558         0            0             0            473,146
  Executive Vice              1998     224,423   210,375            0             0             18,289
  President,  Operations,     1997     173,679         0       32,179        10,000              4,250
  Technology and
  International

Robert E. McClain(9)....      1999     210,000         0            0             0             13,447
  Executive Vice              1998     177,355   196,350            0             0             12,974
  President, Sales and
  Marketing

Christine I. Oliver(10).      1999     244,277         0            0             0             24,428
  Executive Vice
  President, Customer
  Management

Catherine O. Hasbrouck(11)    1999     150,000    40,000            0             0             10,911
  Vice President, General
  Counsel and Secretary

                                      -13-

----------
(1) As a result of the Company's performance in fiscal 1997 and 1999, no annual bonus payment was made to any of the named executive officers for 1997 or 1999.

(2) In addition to amounts earned under the Company's Annual Bonus program, Mr. McClain was paid a bonus in the amount of $71,210 in 1998. In 1999, Ms.
Hasbrouck received a bonus of $40,000 in connection with her role in the settlement and compromise of certain creditor claims filed in the Company's Chapter 11 reorganization proceeding.

(3) Messrs. Cole and Cyron received tax gross-up payments in 1997 for reimbursements by the Company of taxable relocation expenses incurred in connection with their relocation in 1996 from Washington to Georgia. Amounts paid to Mr. Jezzi include $14,365 for reimbursement of taxable relocation expenses, $6,904 for reimbursement of nontaxable relocation expenses and $10,190 for tax gross-up payments, each made in connection with his relocation in 1997 from Pennsylvania to Georgia. Included in such taxable and nontaxable relocation expenses reported above for Mr. Jezzi were $6,583 in payment of moving expenses and $9,873 reimbursement for loss on the sale of his Pennsylvania residence. Messrs. Abraham, Cole and Cyron recognized income in 1997 in the amounts of $84,721, $13,748 and $24,825, respectively, on the difference between the price paid for shares of the Company's Common Stock purchased in lieu of the 1996 bonus and the fair market value of those shares on the date of purchase.

(4) The amounts shown for fiscal 1999 represent: (i) matching 401(k) contributions under the Paragon Retirement Investment Savings Management Plan (the "PRISM Plan") in the amounts of $2,308, $1,108, $1,038, $1,038, $767 and
$692 for Messrs. Abraham, Cole, Cyron, Jezzi, McClain and Ms. Hasbrouck, respectively; (ii) retirement contributions under the PRISM Plan in the amounts of $4,800 for each of Messrs. Abraham, Cole, Cyron, Jezzi, McClain and Ms. Hasbrouck; (iii) profit sharing contributions under the PRISM Plan in the amounts of $7,880, $6,830, $7,880 and $5,419 for Messrs. Abraham, Cyron, McClain and Ms. Hasbrouck, respectively; (iv) employee and spouse contributions in the amounts of $14,999.64 and $9,427.95, respectively under the Registered Retirement Savings Plan (the "RRSP") for Ms. Oliver; (v) payments in the amount of $450,000 and $17,308 for severance and accrued vacation, respectively, to Mr. Jezzi pursuant to his Employment Contract; and (vi) payment in the amount of $7,385 for accrued vacation to Mr. Cole upon his resignation.

(5)  Mr. Abraham resigned effective as of May 8, 2000.

(6)  Mr. Cole resigned effective as of December 8, 1999.

(7)  Mr. Cyron resigned effective as of October 6, 2000.

(8)  Mr. Jezzi resigned effective as of April 23, 1999.

(9)  Mr. McClain resigned effective as of June 23, 2000.

(10) Ms. Oliver has resigned effective as of December 6, 2000. Ms. Oliver is a Canadian citizen and is compensated in Canadian Dollars. The components of Ms. Oliver's compensation are reported in Canadian dollars. The rate for conversion of Canadian dollars to United States dollars for 1999 averaged US $0.67 per Canadian dollar.

(11) Ms. Hasbrouck resigned effective as of March 15, 2000.

                        1999 OPTION GRANTS AND EXERCISES

     There  were  no  option  grants  under  any  of  the   Company's  incentive
compensation  plans in 1999. See "Report of Compensation  Committee on Executive
Compensation: Long-Term Incentives" above.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

                                       AND

                          FISCAL YEAR-END OPTION VALUES

     The following table provides information on the aggregated option/SAR exercises by named executive officers in 1999 and the value of the named executive officers' unexercised options/SARs at December 26, 1999. Pursuant to the Company's Plan of Reorganization, all outstanding options were canceled effective January 28, 2000. No new options have been granted to any of the named executive officers.

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED        NUMBER OF SECURITIES
                                                              OPTIONS AT             UNDERLYING UNEXERCISED
                              OPTION/SAR EXERCISES        FISCAL YEAR-END(#)       SARS AT FISCAL YEAR END(#)
                              --------------------        ------------------       --------------------------
                                SHARES
                               ACQUIRED    VALUE
            NAME              ON EXERCISE  REALIZED  EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
            ----              -----------  --------  -----------   -------------   -----------  -------------
Bobby V. Abraham...........           0       0          229,160        22,500              0             0
David W. Cole..............           0       0          132,500             0              0             0
Alan J. Cyron..............           0       0           38,750        11,250              0             0
Arrigo D. Jezzi............           0       0                0             0              0             0
Robert E. McClain..........           0       0                0             0         12,500         7,500
Christine I. Oliver........           0       0            3,340             0          3,000         2,000
Catherine O. Hasbrouck.....           0       0           12,500         7,500              0             0

                                     VALUE OF UNEXERCISED
                                 IN-THE-MONEY OPTIONS/SARS AT
                                    FISCAL YEAR-END($)(1)
                                    ---------------------
            NAME               EXERCISABLE      UNEXERCISABLE
            ----               -----------      -------------
Bobby V. Abraham...........         0                 0
David W. Cole..............         0                 0
Alan J. Cyron..............         0                 0
Arrigo D. Jezzi............         0                 0
Robert E. McClain..........         0                 0
Christine I. Oliver........         0                 0
Catherine O. Hasbrouck.....         0                 0

----------
(1) The value of the options/SARs on December 26, 1999 is based on the average of the high and low sales price per share of the Common Stock as quoted on the NASDAQ Over-the-Counter Bulletin Board on December 23, 1999 ($.235). None of the outstanding options or SARs were in the money at December 26, 1999.

EMPLOYMENT AGREEMENTS; CHANGE-IN-CONTROL ARRANGEMENTS

     CONFIRMATION RETENTION PLAN FOR TOP EIGHT EXECUTIVES. In August 1998, the Company received Bankruptcy Court approval of its Confirmation Retention Plan for Top Eight Executives (the "Confirmation Retention Plan"), which had previously been adopted by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Confirmation Retention Plan was designed to provide additional incentive for the Company's eligible executives to remain with the Company through the conclusion of the Company's Chapter 11 reorganization proceeding and to ensure their continued dedication and efforts without undue concern for their personal financial and employment security in order to expedite the Company's emergence from Chapter 11. In particular, the Confirmation Retention Plan included a bonus that was payable to the eligible executives upon emergence from Chapter 11 (the "Confirmation Bonus") and enhanced severance protection, as described below.

     In conjunction with the Confirmation Retention Plan, each of the eligible executives of the Company, including Mr. Abraham and certain of the other named executive officers, entered into Employment Agreements with the Company which provided, among other things, that those executives were eligible to participate in the Confirmation Retention Plan. These Employment Agreements superseded any prior employment agreement that any of those executives had with the Company.

     Under the Confirmation Retention Plan, the Company paid Confirmation Bonuses in cash totaling an aggregate $2,160,000 to the eligible executives upon consummation of the Plan.

     The Confirmation Retention Plan also contained a severance program pursuant to which an eligible executive was entitled to receive severance benefits from the Company equal to two times base salary, plus a continuation of benefits for two years, upon a Board Requested Termination, Resignation for Good Reason, or upon a termination based on Permanent Disability or death (each such capitalized term as defined in the Confirmation Retention Plan). In general, severance benefits were paid in a lump sum on the last day of employment. No severance benefits were to be paid upon a termination for Cause or upon voluntary termination of employment for any reason other than very limited circumstances specified in the Confirmation Retention Plan. Under the Confirmation Retention Plan, an executive could voluntarily resign and still receive severance benefits if (i) the Company did not make an offer to the executive of continued employment of at least one additional year during the tenth month after confirmation of a plan of reorganization; (ii) the Company made such an offer, but such offer contained terms that would provide the executive with the option to Resign for Good Reason; or (iii) the executive Resigned for Good Reason. If the Company made an offer to the executive of continued employment of at least one additional year during the tenth month after confirmation of a plan, which offer did not contain terms that would provide the executive with the option to Resign for Good Reason, and the executive resigned anyway, then the executive would receive a lump sum equal to only one times the executive's base salary upon termination of employment. The remainder of the severance benefits would then be paid in 12 monthly installments and would be reduced in an amount equal to the salary compensation received by the executive due to other employment, including fees from consulting services.

     In addition to the above, the terms of the individual employment agreements with the eligible executives also required that each executive diligently performed all acts and duties and furnished such services as would be customary for the position that such executive held. Each of the eligible executives were also required to comply with a noncompete provision contained in their respective employment agreements which would run during the tenure of the executive's employment and for a period of two years thereafter. Each of the eligible executives was also required, as part of their respective employment agreements, to enter into a confidentiality agreement with the Company. A breach by the executive of his or her obligations under either the employment agreement or the confidentiality agreement would result in a forfeiture of the executive's rights under their employment agreement and would make the executive ineligible to participate in the Confirmation Retention Plan.

     CONSULTING AND SEPARATION AGREEMENT WITH BOBBY V. ABRAHAM. Mr. Abraham and the Company entered into a consulting and separation agreement effective as of June 30, 2000, pursuant to which Mr. Abraham resigned from any and all appointments as an officer, employee or director of the Company, including as the Chief Executive Officer of the Company. In so terminating any and all obligations by and among Mr. Abraham and the Company, the Company is obligated to pay him a lump sum cash payment equal to any accrued wage benefits earned prior to the termination date, including any unused accrued vacation and personal time. In addition, Mr. Abraham is entitled to receive from the Company a single lump sum severance payment of $1,000,000, a deferred compensation award of $100,001.20 and an additional deferred compensation payment of $216,048. Mr. Abraham is also entitled to continued coverage under the Company's health and employee benefit plans at the Company's expense for a period of two (2) years from the termination date. The agreement further contains a confidentiality and nondisparagement agreement among the parties and a general release and waiver of all claims against the Company by Mr. Abraham and against Mr. Abraham by the Company. By the terms of this consulting and separation agreement, the employment agreement by and among the Company and Mr. Abraham dated as of August 5, 1997 and the provisions therein are terminated and superseded.

     As a part of this agreement, Mr. Abraham and the Company also entered into a consultation agreement pursuant to which Mr. Abraham may serve as the Company's consultant until December 31, 2000. Such consulting arrangement may be terminated by the Company for cause before its expiration and may be extended by mutual agreement of the parties. In exchange for his consulting services, Mr. Abraham is entitled to a lump sum payment equal to the excess, if any, of $500,000 over the total amount of fee advances previously made to Mr. Abraham. Such fee advances are made to Mr. Abraham on a monthly basis in an amount equal to the product of the number of days consulting services were actually rendered during the preceding month multiplied by $5,000.

     EMPLOYMENT AGREEMENT WITH MICHAEL T. RIORDAN. Mr. Riordan and the Company entered into an employment agreement effective as of May 4, 2000, pursuant to which he serves as the Company's President and Chief Executive Officer and currently receives a base salary of $500,000 per year. In addition, Mr. Riordan is entitled to receive an annual bonus based upon the achievement of targeted levels of performance. The agreement grants Mr. Riordan options to purchase 700,000 shares of the Company's Common Stock and provides for the possibility of future grants of options to Mr. Riordan as determined by the Board of Directors. Mr. Riordan may participate in all of the Company's employee and fringe benefit plans in addition to receiving five (5) weeks paid vacation per year, reimbursement of specified reasonable expenses and coverage by a customary director and officer indemnification policy. The agreement has a term of three years, which term is automatically extended for additional one-year periods unless either Mr. Riordan or the Company provides written notice of its intention not to so extend. The Company can terminate the agreement with or without good cause, and Mr. Riordan can terminate the agreement with or without good reason. The Company is obligated to pay Mr. Riordan a lump sum equal to two times his annual base salary and the average of his annual bonus for the two preceding fiscal years if the termination is without cause or for good reason.

                        APPROVAL OF THE STOCK OPTION PLAN

PROPOSAL - ADOPTION OF THE STOCK OPTION PLAN

     The Stock Option Plan was adopted by the Plan Implementation Committee of the Board of Directors on January 28, 2000, in connection with the Company's Plan of Reorganization, subject to approval by the Company's stockholders at the 2000 Annual Meeting. A copy of the Stock Option Plan is attached to this Proxy Statement as Appendix A. The following description of the Stock Option Plan is a summary and does not purport to be fully descriptive. Reference is made to Appendix A for more detailed information.

SUMMARY OF THE STOCK OPTION PLAN

     A summary of the Stock Option Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Stock Option Plan, which is attached to this Proxy Statement as Appendix A.

     GENERAL. The purpose of the Stock Option Plan is to provide a means through which the Company and its affiliates may attract able persons to enter and remain in the employ of the Company and affiliates and to provide a means whereby employees, directors and consultants of the Company and its affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and affiliates and promoting an identity of interest between stockholders and these employees. As of September 30, 2000, there were approximately 25 employees (including all current executive officers) and directors eligible to participate in the Stock Option Plan.

     The Stock Option Plan authorizes the granting to employees, officers, and directors of the Company or its affiliates options to purchase shares of Common Stock ("Options"), which may be Incentive Stock Options or Nonqualified Stock Options. The maximum number of shares of Common Stock with respect to one or more Options that may be granted during any one calendar year under the Stock Option Plan to any one participant is 750,000 (subject to adjustment as described therein). The aggregate number of shares of Common Stock in respect of which Options may be granted under the Stock Option Plan is 1,321,222 (subject to adjustment as described therein).

     Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company may not deduct compensation in excess of $1 million paid to the Chief Executive Officer and the four next most highly compensated executive officers of the Company. The Stock Option Plan is designed to comply with Code Section 162(m) so that the grant of Options under the Stock Option Plan, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by the Company. The Board has approved the Stock Option Plan for submission to the stockholders in order to permit the grant of Awards thereunder that will constitute deductible performance-based compensation for purposes of Code Section 162(m). The effective date of the Stock Option Plan is January 28, 2000, provided that the effectiveness of the Plan and the validity and exercisability of any Option granted thereunder is contingent upon approval of the Stock Option Plan by the stockholders of the Company, in a manner intended to comply with the requirements of Sections 162(m) and 422(b)(i) of the Code. The expiration date of the Stock Option Plan, on and after which Options may no longer be granted, is the tenth anniversary of the effective date.

     ADMINISTRATION. The Stock Option Plan will be administered by a committee of the Board of Directors of the Company (the "Committee"). The Committee has the power, authority and discretion to designate participants; determine the type of Options to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Stock Option Plan; and make all other decisions and determinations that may be required under, or as the Committee deems necessary or advisable to administer, the Stock Option Plan.

     STOCK OPTIONS. The Committee is authorized to grant Options under the Stock Option Plan, which may be Incentive Stock Options or Nonqualified Stock Options. All Options will be evidenced by a written award agreement between the Company and the participant, which will include such provisions as may be specified by the Committee; provided, however that the exercise price of an Incentive Stock Option may not be less than the fair market value of a share of Common Stock on the date the Option is granted. The other terms of an Incentive Stock Option must meet the requirements of Section 422 of the Code. In the case of Nonqualified Stock Options, the exercise price may be less than, equal to or greater than the fair market value of a share of Common Stock on the date the Option is granted, PROVIDED, HOWEVER, that such exercise price may not be less than the par value of a share of Common Stock and, PROVIDED, FURTHER, that any option intended to qualify as "performance-based compensation" under Section 162(m) of the Code, will have an exercise price per share equal to no less than the fair market value of a share of Common Stock on the date of grant.

     Upon exercise of any Option, payment for shares of Common Stock as to which the Option is exercised shall be made in such manner and at such time or times as shall be provided in the Option Agreement, including cash, shares of Common Stock previously acquired by the optionee, a broker-assisted cashless exercise, or any combination thereof. If all or part of the exercise price is paid in shares of Common Stock, the value of such shares will be equal to the fair market value of such shares as of the date of exercise.

     LIMITATIONS ON TRANSFER. No Option will be assignable or transferable by a participant other than by will or the laws of descent and distribution. Each Option will be exercisable during the participant's lifetime, only by the participant, or if permissible under applicable law, by the participant's legal guardian or representative.

     CHANGES TO OPTIONS UPON CERTAIN EVENTS. In the event (i) the Company is merged or consolidated with another corporation or entity, and in connection therewith, consideration is received by the Company's stockholders in a form other than stock or other equity interests of the surviving entity, or (ii) all or substantially all of the assets of the Company are acquired by another person, or (iii) the Company is reorganized or liquidated, or the Company enters into a written agreement to undergo an event described in (i), (ii) or (iii) above, then the Committee may, in its discretion and upon at least 10 days notice, cancel any outstanding Options, and pay to the holders thereof, in cash or stock, the value of such Options based upon the price per share of Common Stock received or to be received by other stockholders of the Company.

     TERMINATION AND AMENDMENT. The Board may, at any time and from time to time, suspend, terminate, amend or modify the Stock Option Plan without stockholder approval; provided, however, that no such suspension, amendment, termination or modification may be made without the approval of stockholders of the Company if such approval is necessary with respect to tax, securities or other applicable laws, policies or regulations. The Committee may amend, alter, suspend, discontinue, cancel or terminate any outstanding Option, but such action shall not, without the participant's consent, impair the rights of such participant.

CERTAIN FEDERAL INCOME TAX EFFECTS

     NONQUALIFIED STOCK OPTIONS. Generally, under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a Nonqualified Stock Option. However, the participant will realize ordinary income on the exercise of the Nonqualified Stock Option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such Option over the exercise price, and the Company will be entitled to a corresponding deduction (subject to Code Section 162(m) limitations). The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short-term or long-term capital gain, depending on the participant's holding period.

     INCENTIVE STOCK OPTIONS. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of an Incentive Stock Option. Although the participant will not realize ordinary income upon his exercise of an Incentive Stock Option, the difference between the exercise price and the fair market value of the shares at the time of exercise of the Incentive Stock Option will be treated as an item of tax preference for alternative minimum tax purposes. If the participant holds the shares of Common Stock for the greater of two years after the date the Incentive Stock Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of Common Stock will constitute long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the lesser of (i) the gain realized by the participant upon such disposition, or (ii) the excess of the fair market value of the Common Stock purchased at the time of exercise over the aggregate exercise price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to Code Section 162(m) limitations). The gain in excess of such amount realized by the participant as ordinary income would be taxed as a capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

NEW PLAN BENEFITS

     The following table sets forth the number of options, subject to stockholder approval of the Stock Option Plan, that have been, and to the extent determinable, will be granted to (i) all current executive officers as a group, and to (ii) all employees (other than executive officers) as a group under the Stock Option Plan. No options have been granted nor are anticipated to be granted to any directors who are not executive officers or to any of the named executive officers listed in the Summary Compensation Table.

NEW PLAN BENEFITS TABLE

                                NEW PLAN BENEFITS

                  PARAGON TRADE BRANDS, INC. STOCK OPTION PLAN

                                                                    NUMBER OF SHARES
                                                                    ----------------
                                                                   UNDERLYING OPTIONS         EXERCISE PRICE
                                                                   ------------------         --------------
                                                                       GRANTED(1)
                                                                       ----------

     All current executive officers as a group (8 persons)               1,105,000                10.00*

     All employees (excluding executive officers) as a group               149,000                10.00*
     (approximately 22 persons)

----------
*        Weighted average exercise price per share.

ADDITIONAL INFORMATION

     The closing price of the Common Stock, as reported by the Over-the-Counter Bulletin Board on November 1, 2000, was $14.25.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STOCK OPTION PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                          APPROVAL OF THE DIRECTOR PLAN

PROPOSAL - ADOPTION OF THE DIRECTOR PLAN

     The Director plan was adopted by the Board of Directors on March 30, 2000, subject to approval by the Company's stockholders at the 2000 Annual Meeting. A copy of the Director Plan is attached to this Proxy Statement as Appendix B. The following description of the Director Plan is a summary and does not purport to be fully descriptive. Reference is made to Appendix B for more detailed information.

SUMMARY OF THE DIRECTOR PLAN

     A summary of the Director Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Director Plan, which is attached to this Proxy Statement as Appendix B.

     GENERAL. The purpose of the Director Plan is to enable the Company to attract and retain individuals of exceptional ability to serve as directors and to promote alignment of the common interests of its directors and stockholders in enhancing the value of the Common Stock. As of September 30, 2000, there were eight (8) directors eligible to participate in the Director Plan.

     The Director Plan authorizes the granting to nonemployee directors of the Company, options to purchase shares of Common Stock ("Options"), which will be Nonqualified Stock Options. The aggregate number of shares of Common Stock in respect of which Options may be granted under the Director Plan is 100,000 (subject to adjustment, as described therein).

     The effective date of the Director Plan will be the date of approval of the Director Plan by a favorable vote of a majority of the outstanding shares of Common Stock. The Director Plan will remain in effect, as amended from time to time, until terminated as provided therein.

     ADMINISTRATION. The Director Plan will be administered by the Compensation Committee of the Board of Directors of the Company unless the Board appoints another committee of the Board to administer the plan (in either case, the "Committee"). The Committee has the authority to construe and interpret the Director Plan, to establish, amend and rescind rules relating to the plan and to take all actions and make all determinations necessary in connection with the Director Plan.

     OPTIONS. On the first business day following the day of each annual meeting of the stockholders of the Company, each nonemployee director of the Company or any of its subsidiaries, will automatically be granted an Option to purchase 3,000 shares of Common Stock, subject to adjustment and substitution as provided in the Director Plan. In addition, an Option to purchase 3,000 shares of Common Stock will be granted to each nonemployee director on the first business day following his or her initial election as a director of the Company.

     The purchase price at which each Option granted under the Director Plan may be exercised, will be 100% of the fair market value per share of the Common Stock covered by the Option on the date of grant; provided that the exercise price of the initial grant of Options under the Director Plan, on the day following the 2000 Annual Meeting will be $10.00 per share.

     The option price for each Option granted under the Director Plan must be paid in full at the time of exercise in cash (or check or equivalent) or with shares of previously acquired Common Stock. The date of exercise of Options granted under the Plan will be determined pursuant to procedures established by the Secretary of the Company, however, no Option (except in the case of death or upon a change in control, as described below) will be exercisable during the first twelve (12) months of its term. No Option will be exercisable following the expiration of five (5) years from the date of grant.

     If a nonemployee director ceases to be a director of the Company, any outstanding Options granted under the Director Plan and then held by such director will be exercisable and will terminate as follows: (i) if the director ceases to serve as a director for any reason other than resignation, removal for cause (as defined in the Director Plan) or death, any then outstanding Options will be exercisable (to the extent exercisable immediately prior to such termination) for a period equal to the lesser of one year or the time until the expiration date of such Option; (ii) if a director resigns from service or is removed for cause, any outstanding Option held by such director, to the extent such option is not vested at such time, will terminate on the date of cessation of service and any vested Option will generally be exercisable for a period of 90 days after the date of termination of service; (iii) upon the death of a director during service, any outstanding Option held by such director (whether or not exercisable immediately before such death) will be exercisable by the person entitled to do so under the will of the director or by his or her representative, for a period ending at the earlier of 90 days from the date of death or the expiration date of such Option; (iv) upon the death of a director occurring after ceasing to provide service, any outstanding exercisable Option may be exercised by the person entitled to do so for a period ending upon the earlier of one year from the date of death or the expiration date of such Option. Each Option granted under the Director Plan, outstanding at the date of a Change in Control of the Company, will become immediately exercisable in full on such date.

     LIMITATIONS ON TRANSFER. No Option will be assignable or transferable by a nonemployee director other than by will or the laws of descent and distribution. Each Option will be exercisable during the participant's lifetime, only by the participant, or if permissible under applicable law, by the participant's legal guardian or representative.

     TERMINATION AND AMENDMENT. The Board may, at any time and from time to time, amend, modify, or terminate the Director Plan without stockholder approval; provided, however, that no such amendment, modification or termination may be made without the approval of stockholders of the Company if such approval is necessary with respect to tax, securities or other applicable laws, policies or regulations. The Director Plan will terminate on the second day following the 2005 annual meeting of stockholders of the Company or, on such date as there are no further shares available for issuance thereunder, provided the Board may act to terminate the Plan at any time prior to the occurrence of either such time.

CERTAIN FEDERAL INCOME TAX EFFECTS

     NONQUALIFIED OPTIONS. Generally, under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a Nonqualified Option. However, the participant will realize ordinary income on the exercise of the Nonqualified Option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such Option over the exercise price, and the Company will be entitled to a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short-term or long-term capital gain, depending on the participant's holding period.

NEW PLAN BENEFITS TABLE

                                NEW PLAN BENEFITS

                           PARAGON TRADE BRANDS, INC.
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                                                      TOTAL NUMBER OF
                                                                      ---------------
                                                                     OPTIONS GRANTED(1)     EXERCISE PRICE(2)
                                                                     ------------------     -----------------
     All Non-Employee Directors as a group (8 persons)                     24,000                _______

----------
(1) Represents the aggregate number of options tentatively scheduled to be granted collectively to the current non-employee/director group on the first business day following the 2000 Annual Meeting subject to approval of the Plan at such meeting. Such number does not include any other potential grants.

(2)  The exercise price will not be determinable until the date of grant.

ADDITIONAL INFORMATION

     The closing price of the Common Stock, as reported by the Over-the-Counter Bulletin Board on November 1, 2000, was $14.25.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DIRECTOR PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                              INDEPENDENT AUDITORS

     Arthur Andersen LLP ("AA") audited the Company's 1998 and 1999 financial statements.

     Effective April 12, 2000, the Audit Committee of the Company's Board of Directors approved the dismissal of AA as the independent accountant engaged to audit the Company's financial statements. Also effective April 12, 2000, the Audit Committee approved the engagement of Ernst & Young LLP ("E&Y") as the new independent accountant to replace AA and assigned to it the responsibility of auditing the Company's 2000 financial statements.

     AA's audit opinion for fiscal year 1998 contained an explanatory fourth paragraph with respect to the Company's ability to continue as a going concern, but contained no other qualifications, modifications or disclaimers. AA's audit opinion for fiscal year 1999 was unqualified.

     There were no disagreements with AA during the Company's last two fiscal years and subsequent interim period through the date of dismissal with respect to any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of AA, would have caused AA to describe the subject matter of the disagreement in its report. Likewise, there were no reportable events, as specified under Item 304(a)(1)(v) of Regulation S-K, during the Company's last two fiscal years.

     During the last two fiscal years, the Company has not consulted with E&Y on any matter related to the application of accounting principles to a specified transaction or the type of audit opinion that E&Y might render on the Company's financial statements and no advice, either oral or written, was received by the Company from E&Y on such matter.

     Representatives of E&Y and AA are expected to attend the 2000 Annual Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

                             SOLICITATION OF PROXIES

     The proxy card accompanying this Proxy Statement is solicited by the Board of Directors. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will reimburse persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All costs of soliciting proxies will be paid by the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     In accordance with Rule 405 of Regulation S-K of the Securities and Exchange Act of 1934, as amended, the Company has reviewed the Forms 3 and 4 submitted to the Company by and on behalf of its directors and designated officers during and with regard to the 1999 fiscal year. The Company knows of no Forms 3 or 4 untimely filed during and with regard to the 1999 fiscal year, nor is the Company aware of failure on the part of any of its directors or designated officers to file a required form during and with regard to the 1999 fiscal year. Further, the Company has confirmed with each of its directors and designated officers that no Form 5 filings are due by them with regard to the 1999 fiscal year.

                                  OTHER MATTERS

     The Company knows of no other matters that are likely to be brought before the 2000 Annual Meeting. If, however, other matters not now known or determined come before the 2000 Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote such proxy in accordance with their judgment in such matters.

                            PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders to be considered for inclusion in the Proxy Statement and proxy card for the Company's 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company by January 15, 2001. Under the Company's By-Laws, the Company must receive notice of any stockholder proposal no later than the later of the 60th day prior to the 2001 Annual Meeting, or the 10th day following the day on which public announcement of the date of the 2001 Annual Meeting is made in order for the notice to be timely. If the Company does not receive notice of a stockholder proposal prior to the date specified in the foregoing sentence, the Company will retain discretionary voting authority over the proxies returned by stockholders for the 2001 Annual Meeting with respect to such stockholder proposal. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Company on matters not specifically reflected on the proxy card, and on which stockholders have not had an opportunity to vote by proxy.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-K for the Fiscal Year Ended December 26, 1999 and a copy of the Company's Quarterly Report on Form 10-Q for the Quarter Ended September 24, 2000 are being mailed with this Proxy Statement to each stockholder of record. Additional copies of such report may be obtained by directing a written request to Investor Relations at 180 Technology Parkway, Norcross, Georgia 30092, or by calling Investor Relations at (678) 969-5200.

                                             By Order of the Board of Directors

                                                /S/ Ward Council

                                             Ward Council
                                             SECRETARY

Norcross, Georgia
November 10, 2000

                                                                      APPENDIX A

                           PARAGON TRADE BRANDS, INC.

                                STOCK OPTION PLAN

                       (EFFECTIVE AS OF JANUARY 28, 2000)


1.       PURPOSE

                  The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of the Company and Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and Affiliates and promoting an identity of interest between stockholders and these employees.

                  The Plan provides for granting Incentive Stock Options and Nonqualified Stock Options.

2.       DEFINITIONS

                  The following definitions shall be applicable throughout the Plan.

                           (a)      "Affiliate"  means  (i)  any   entity   that
directly or indirectly is controlled by, or is under common control with the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

                           (b)      "Board"  means the Board of Directors of the
Company.

                           (c)       "Cause" means  the  Company or an Affiliate
having "cause" to terminate a Participant's employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or and Affiliate, (iii) the Participant having been convicted of, or pleaded guilty or no contest to, a felony or (iv) the failure of the Participant to follow instructions of the Board or his direct superiors.

                           (d)      "Code"  means  the  Internal Revenue Code of
1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

                           (e)      "Committee"  means a  committee  of at least
two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board. Unless the Board is acting as the Committee or the Board specifically determines otherwise, each member of the Committee shall, at the time he takes any action with respect to a Option under the Plan, be an Eligible

Director, however the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Option granted by the Committee which Option is otherwise validly made under the Plan.

                           (f)      "Common Stock" means the common stock of the
Company.

                           (g)      "Company" means Paragon Trade Brands, Inc.

                           (h)      "Date of Grant" means the date  on which the
granting of an Option is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Stock Option Agreement.

                           (i)      "Disability" means,  unless in the case of a
particular Option, the applicable Option Agreement states otherwise, entitled to receive benefits under the long-term disability plan of the Company or an Affiliate, as may be applicable to the Participant in question, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced or, as determined by the Committee based upon medical evidence acceptable to it.

                           (j)      "Effective Date" means January 28, 2000.

                           (k)      "Eligible Director"  means a  person  who is
(i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; PROVIDED, HOWEVER, that clause (ii) shall apply only with respect to grants of Options with respect to which the Company's tax deduction could be limited by
Section 162(m) of the Code if such clause did not apply.

                           (l)      "Eligible Person"  means any  (i) individual
regularly employed by the Company or an Affiliate who satisfies all of the requirements of Section 6; PROVIDED, HOWEVER, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company, or Affiliate or (iii) consultant or advisor to the Company, or an Affiliate who is entitled to participate in an "employee benefit plan" within the meaning of 17 CFR ss. 230.405 (which, as of the Effective Date, includes those who (A) are natural persons and (B) provide BONA FIDE services to the Company other than in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities).

                           (m)      "Exchange Act" means the Securities Exchange
Act of 1934.

                           (n)      "Fair Market Value",  on a  given date means
(i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

                           (o)      "Incentive  Stock Option"  means  an  Option
granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code.

                           (p)      "Nonqualified Stock Option"  means an Option
granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

                           (q)      "Normal Termination"  means  termination  of
employment or service with the Company and Affiliates:

                                    (i)     upon  retirement  as approved by the
         Committee;

                                    (ii)    on account of death or Disability;

                                    (iii)   by  the  Company,  or  an  Affiliate
         without Cause.

                           (r)      "Option"   means  an   award  granted  under
Section 5.

                           (s)      "Option Period" means  the  period described
in Section 7.

                           (t)      "Option Price"  means the exercise price for
an Option as described in Section 7.

                           (u)      "Participant"  means  an Eligible Person who
has been selected by the Committee to participate in the Plan and to receive an Option pursuant to Section 6.

                           (v)      "Plan" means this Paragon Trade Brands, Inc.
Stock Option Plan.

                           (w)      "Securities Act" means the Securities Act of
1933, as amended.

                           (aa)     "Stock" means the Common Stock or such other
authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

                           (bb)     "Stock Option Agreement" means the agreement
between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties as required therein.

                           (cc)     "Subsidiary"  means  any  subsidiary  of the
Company as defined in Section 424(f) of the Code.

3.       EFFECTIVE DATE, DURATION AND SHAREHOLDER APPROVAL

                  The Plan is effective as of the Effective Date. The effectiveness of the Plan and the validity and exercisability of any and all Options granted pursuant to the Plan is contingent upon approval of the Plan by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 162(m) and 422(b)(i) of the Code.

                  The expiration date of the Plan, on and after which no Options may be granted hereunder, shall be the tenth anniversary of the Effective Date; PROVIDED, HOWEVER, that the administration of the Plan shall continue in effect until all matters relating to the payment of Options previously granted have been settled.

4.       ADMINISTRATION

                  The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

                  Subject to the provisions of the Plan and applicable law, the Committee shall have the power, and in addition to other express powers and authorizations conferred on the Committee by the Plan to: (i) designate Participants; (ii) determine the type or types of Options to be granted to a
Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Options; (iv) determine the terms and conditions of any Options; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other securities, other Options, or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Options, other property, and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Option granted under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) impose conditions, such as entering into a shareholders' agreement (including without limitation the Shareholders' Agreement, dated as of January 28, 2000, among Paragon Trade Brands, Inc., PTB Acquisition Company, LLC, Co-Investment Partners, L.P., Ontario Teachers Pension Plan Board, and certain Other Shareholders party thereto), upon an optionee's ability to exercise an Option; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

                  (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option or any documents evidencing Options shall be within the sole discretion of the Committee, may be made at any time granted pursuant to the Plan and shall be final, conclusive, and binding upon all parties, including, without limitation, the Company, Affiliate, any Participant, any holder or beneficiary of any Option, and any shareholder.

                  (c) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option hereunder.

5.       GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

                  The Committee may, from time to time, grant Options to one or more Eligible Persons; PROVIDED, HOWEVER, that:

                           (a)      Subject  to Section 9,  the aggregate number
of shares of Stock in respect of which Options may be granted under the Plan is 1,321,222 shares;

                           (b)      Such shares  shall be  deemed  to have  been
used in payment of Awards whether they are actually delivered. In the event any Option shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new grants under the Plan;

                           (c)      Stock delivered by the Company in settlement
of Options granted under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase; and

                           (d)      Subject  to  Section 9,  no  person  may  be
granted Options under the Plan during any calendar year with respect to more than 750,000 shares of Stock; provided that such number shall be adjusted pursuant to Section 9, and shares otherwise counted against such number, only in a manner which will not cause the Options granted under the Plan to fail to qualify as "performance-based compensation" Section 162(m) of the Code.

                           (e)      Without  limiting   the  generality  of  the
preceding provisions of this Section 5, the Committee may, but solely with the Participants consent, agree to cancel any Option under the Plan and issue a new Option in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Option satisfies all applicable Plan requirements as of the date such new Award is made.

6.       ELIGIBILITY

                  Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.       TERMS OF OPTIONS

                  The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; PROVIDED, HOWEVER, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

                           (a)      OPTION PRICE.  The  exercise price  ("Option
Price") per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, and subject to Section 7, the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Non-Qualified Stock Option, the par value of a share of Stock; PROVIDED, HOWEVER, that all Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall have an Option Price per share of Stock no less than the Fair Market Value of a share of Stock on the Date of Grant.

                           (b)      MANNER OF EXERCISE AND FORM OF PAYMENT.   No
shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or, in the discretion of the Committee, in shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); PROVIDED, HOWEVER, that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option) or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds of the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow.

                           (c)      VESTING.  Option may vest based on continued
employment ("Time Options") or upon the attainment of stated performance criteria ("Performance Options"). Unless otherwise set forth in the applicable Stock Option Agreement, Time Options shall vest ratably at 20% per year on each of the first five anniversaries of the date of grant. Unless otherwise set forth in the applicable Stock Option Agreement, Performance Options shall vest ratably on at 20% per year cased on the attainment of performance targets as set by the Board. In the event the performnace targets for a given year are not attained, the Board may, in its discretion allocate the Option shares that did not vest in such year to subsequent years. Notwithstanding any provision herein to the contrary all Options shall become fully vested and exercisable on the seventh anniversary of the date of grant.

                           (d)      OPTION   PERIOD  AND   EXPIRATION.    Unless
otherwise set forth in the applicable Stock Option Agreement, an Option shall expire ten years from the date of grant (the "Option Period"). If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Stock Option Agreement, the Option shall expire earlier than the end of the Option Period in the following circumstances:

                                    (i)     If  prior to the  end of the  Option
         Period, the Participant shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is three months after the date of such Normal Termination. In such event, the Option shall remain exercisable by the Participant until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination.

                                    (ii)    If the  Participant dies or  becomes
         disabled (as determined by the Committee) prior to the end of the Option Period and while still in the employ or service of the Company, or an Affiliate, the Option shall expire on the earlier of the last day of the Option Period or the date that is twelve months after the date of death of the Participant. In such event, the Option shall remain exercisable by the person or persons to whom the Participant's rights under the Option pass by will or the applicable laws of descent and distribution until its expiration, only to the extent the Option was exercisable by the Participant at the time of death.

                                    (iii)   If the Participant ceases employment
         or service with the Company and Affiliates for reasons other than Normal Termination or death, the Option shall expire immediately upon such cessation of employment or service.

                           (e)      STOCK OPTION AGREEMENT  -  OTHER  TERMS  AND
CONDITIONS. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Stock Option Agreement, which shall be subject to the following terms and conditions:

                                    (i)     Each Option  or portion thereof that
         is exercisable shall be exercisable for the full amount or for any part thereof.

                                    (ii)    Each   share  of   Stock   purchased
         through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or when the Option expires.

                                    (iii)   Subject  to  Section 8(h),   Options
         shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by him.

                                    (iv)    Each  Option  shall  vest and become
         exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

                                    (v)     Each   Stock  Option  Agreement  may
         contain a provision that, upon demand by the Committee for such a representation, the Participant shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

                                    (vi)     Each   Incentive    Stock    Option
         Agreement shall contain a provision requiring the Participant to notify the Company in writing immediately after the Participant makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option.

                           (f)      INCENTIVE   STOCK   OPTION  GRANTS  TO   10%
STOCKHOLDERS. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

                           (g)      $100,000  PER YEAR  LIMITATION FOR INCENTIVE
STOCK OPTIONS. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

                           (h)      VOLUNTARY SURRENDER.   The   Committee   may
permit the voluntary surrender of all or any portion of any Nonqualified Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new option for the same or a different number of shares as the option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8.       GENERAL

                           (a)      ADDITIONAL PROVISIONS OF AN OPTION.  Options
granted to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Option, provisions giving the Company the right to repurchase shares of Stock acquired under any Option in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of shares of Stock upon the exercise of Options for a specified time or until a specified event, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Stock Option Agreement.

                           (b)      PRIVILEGES  OF STOCK OWNERSHIP.   Except  as
otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.

                           (c)      GOVERNMENT  AND   OTHER  REGULATIONS.    The
obligation of the Company to make payment of Options in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

                           (d)      TAX WITHHOLDING.

                                    (i) A  Participant may be required to pay to
the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under any Option or from any compensation or other amounts owing to a Participant the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                                    (ii) Without  limiting  the  generality   of
clause (i) above, if so provided in a Stock Option Agreement, a Participant may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of shares of Stock owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months or purchased on the open market) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise of the Option a number of shares with a Fair Market Value equal to such withholding liability.

                           (e)      CLAIM TO OPTIONS  AND EMPLOYMENT RIGHTS.  No
employee of the Company, or an Affiliate, or other person, shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate.

                           (f)      NO  LIABILITY  OF  COMMITTEE  MEMBERS.    No
member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; PROVIDED, HOWEVER, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                           (g)      GOVERNING LAW. The Plan shall be governed by
and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

                           (h)      NONTRANSFERABILITY.

                                    (i)  Each  Option  shall be exercisable only
by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                                    (ii)  Notwithstanding   the  foregoing,  the
Committee may in the applicable Stock Option Agreement or at any time after the Date of Grant in an amendment to a Stock Option Agreement provide that Options which are not intended to qualify as Incentive Stock Options may be transferred by a Participant without consideration, subject to such rules as the Committee may adopt consistent with any applicable Option agreement to preserve the purposes of the Plan, to:

                           (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 (collectively, the "Immediate Family Members");

                           (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members;

                           (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

                           (D) any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Stock Option Agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan and any applicable Stock Option Agreement.

                                    (iii)  The  terms of  any Option transferred
in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in a Stock Option Agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Stock Option Agreement, that such a registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (d) the consequences of termination of the Participant's employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Stock Option Agreement shall continue to be applied with respect to the Participant, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Stock Option Agreement.

                           (i)      RELIANCE ON REPORTS.  Each  member  of   the
Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                           (j)      RELATIONSHIP TO OTHER BENEFITS.  No  payment
under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Affiliate except as otherwise specifically provided in such other plan.

                           (k)      EXPENSES.  The expenses of administering the
Plan shall be borne by the Company and Affiliates.

                           (l)      PRONOUNS.   Masculine  pronouns  and   other
words of masculine gender shall refer to both men and women.

                           (m)      TITLES  AND  HEADINGS.   The   titles    and
headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

                           (n)      TERMINATION OF EMPLOYMENT.  For all purposes
herein, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company or an Affiliate.

                           (o)      SEVERABILITY.  If  any provision of the Plan
or any Stock Option Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

9.       CHANGES IN CAPITAL STRUCTURE

                  Options granted under the Plan and any Stock Option Agreements, the maximum number of shares of Stock subject to all Awards stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Options during any period stated in Section 5(d) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this
Section 9 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 9 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Options intended to qualify as "performance-based compensation" under
Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing Options granted under the Plan to fail to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

                  Notwithstanding the above, in the event of any of the following:

                  A. The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

                  B. All or substantially all of the assets of the Company are acquired by another person;

                  C.       The reorganization or liquidation of the Company; or

                  D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above,

then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 9 may be varied by the Committee in any particular Stock Option Agreement.

10.      NONEXCLUSIVITY OF THE PLAN

                  Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

11.      AMENDMENTS AND TERMINATION

                  (a) AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; PROVIDED that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent Options granted under the Plan from failing to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code); and PROVIDED FURTHER that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (b) AMENDMENT OF STOCK OPTION AGREEMENTS. The Committee may, to the extent consistent with the terms of any applicable Stock Option Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant in respect of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant.

                                      * * *

As adopted by the Plan Implementation Committee of the Board of Directors of Paragon Trade Brands, Inc. as of January 28, 2000

                                                                      APPENDIX B

                           PARAGON TRADE BRANDS, INC.

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

         1. NAME OF PLAN. This plan shall be known as the "Paragon Trade Brands, Inc. Stock Option Plan for Non-Employee Directors" and is hereinafter referred to as the "Plan."

         2. PURPOSE OF PLAN. The purpose of the Plan is to enable Paragon Trade Brands, Inc. a Delaware corporation (the "Company"), to attract and retain individuals of exceptional ability to serve as directors and to promote alignment of the common interests of its directors and stockholders in enhancing the value of the Company's common stock ("Common Stock").

         3. EFFECTIVE DATE AND TERM. The Plan shall be effective as of the date it is adopted by a favorable vote of majority of the outstanding shares of Common Stock, and shall remain in effect, as amended from time to time, until terminated as provided in the Plan.

         4.       ELIGIBLE  PARTICIPANTS.  Each member of the Board of Directors of the Company (the "Board") from time to time who is not concurrently an employee of the Company or any of its subsidiaries shall be a participant ("Participant") in the Plan.

         5. SHARES AVAILABLE UNDER THE PLAN. The aggregate number of shares which may be issued or delivered and as to which grants of stock options may be made under the Plan is 100,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 8. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto and not exercised shall again be available for purposes of the Plan. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or reacquired shares or a combination of previously unissued shares and reacquired shares.

         6.       GRANT OF STOCK OPTIONS.

         (a) On the first business day following the day of each annual meeting of the stockholders of the Company, each person who is then a member of the Board and who is not then an employee of the Company or any of its subsidiaries ( a "non-employee Director") shall automatically and without further action by the Board or the Committee be granted a stock option to purchase 3,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 8. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employee Director to be granted an option for such number of shares (or the number of adjusted or substituted shares pursuant to Section 8), then each such non-employee Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee Directors, disregarding any fractions of a share.

         (b) A stock option to purchase 3,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 8, shall automatically and without further action by the Board or the Committee be granted to each non-employee Director on the first business day following his or her initial election as a director of the Company.

         (c) Nothing contained in the Plan or in any option granted pursuant to the Plan shall in itself confer upon the individual to whom the option is granted any right to continue to serve as a director of the Company or interfere in any way with any right of the Board or the stockholders of the Company to remove such director pursuant to the Certificate of Incorporation or By-Laws of the Company or applicable law.

         7. TERMS AND CONDITIONS OF STOCK OPTIONS. Stock options granted under the Plan shall be subject to the following terms and conditions:

         (a) The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the Fair Market Value per share of the Common Stock covered by the stock option on the date of grant; provided, however that the initial grant of options under the Plan on the day following the 2000 annual meeting of stockholders shall have an option price of $10.00 per share.

         (b) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (by check, bank draft, money order or electronic bank transfer) or with shares of Common Stock. The date of exercise of a stock option shall be determined under procedures established by the Secretary of the Company. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued or delivered under the Plan.

         (c) No stock option shall be exercisable during the first twelve (12) months of its term except in case of death as provided in Section 7(e). No stock option shall be exercisable after the earlier of (i) the expiration of five (5) years from the date of grant and (ii) the applicable expiration date as provided in Section 7(e). A stock option to the extent exercisable at any time may be exercised in whole or in part.

         (d) No stock option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's personal representative.

         (e) If a grantee ceases to be a director of the Company, any outstanding stock options held by the grantee shall be exercisable and shall terminate according to the following provisions:

                           (i) If  a grantee  ceases to be  a  Director  of  the
Company for any reason other than resignation, removal for cause or death, any then outstanding stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year after the date the grantee ceases to be a Director, whichever is the shorter period (for purposes of the Plan, "cause" shall mean any act of (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation, conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company);

                           (ii) If  during  his or her  term  of  office  as   a
Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within 90 days after the date of resignation or removal, whichever is the shorter period;

                           (iii) Following the death of a grantee during service
as a Director of the Company, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the will of the grantee, or by such personal representative, at any time prior to the expiration date of such stock option or within 90 days after the date of death, whichever is the shorter period;

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

                           (iv)  Following the death of a grantee after  ceasing
to be a Director and during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the will of the grantee, or by such personal representative, at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

         (f) Each stock option granted under the Plan prior to the date of a Change in Control shall be immediately exercisable in full beginning on such date, notwithstanding any contrary or inconsistent provisions of the Plan.

         (g) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

         (h) Fair Market Value of the Common Stock, as of any given date,  means
(i) if the Common Stock is listed on a securities exchange or is traded over the NASDAQ National Market, the mean between the high and low sales prices on such exchange or over such system on such date or, in the absence of reported sales on such date, the mean between the high and low sales prices on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange or traded over the NASDAQ National Market, the mean between the bid and offered prices as quoted by NASDAQ for such date, provided that if it is determined that the fair market value is not properly reflected by such NASDAQ quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

         (i) The obligation of the Company to issue or deliver shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company; and (ii) all other applicable laws, regulations, rules and orders which may be in effect.

         Subject to the foregoing provisions of this Section and the other provisions of the Plan, any stock option granted under the Plan may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 7(g), or an amendment thereto.

         8.       ADJUSTMENT AND SUBSTITUTION OF SHARES.

         (a) If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock the number of shares of Common stock set forth in Sections 5 and 6, the number of shares of Common Stock then subject to any outstanding stock options and the number of shares of Common Stock which may be issued or delivered under the Plan but which are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

         (b) If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, statutory stock exchange, merger or consolidation, then there shall be substituted for the numbers of shares of Common Stock set forth in Sections 5 and 6, for the number of shares of Common Stock subject to then outstanding stock options, and for shares of Common Stock which may be issued or delivered under the Plan but which are not then subject to outstanding stock options, the numbers and kind of shares of stock or other securities into which such outstanding shares of Common Stock shall be so changed or for which such shares shall be exchangeable.

         (c) In case of any adjustment or  substitution  as provided for in this
Section 8, the aggregate option price for all shares subject to each outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

         (d) No adjustment or substitution provided for in this Section 8 shall require the Company to issue or deliver or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

         9.       CHANGE IN CONTROL.   "Change  in  Control"  means  any  of the
 following:

                           (i) The  acquisition, other than from the Company, by
any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange
Act)), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively of the common stock and voting securities of the company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

                           (ii)  individuals  who,  as of the  effective date of
the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the effective date of the Plan whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial election as a Director of the Company is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 4a-11 of Regulation 14A promulgated under the Exchange Act); or

                           (iii) approval by the  stockholders of the Company of
a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or its sale or other disposition of all or substantially all of the assets of the Company.

         10.      ADMINISTRATION.

         (a) The Plan shall be administered by the Compensation Committee of the Board, unless the Board shall appoint another committee of the Board to administer the Plan (in either case, the "Committee"), which shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the Plan as it may deem necessary or desirable. The Board may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however that the Board may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

         (b) Notwithstanding the provisions of Section 10(a), the selection of Directors to whom stock options are to be granted, the timing of such grants the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as provided in the Plan, and the Committee shall have no discretion as to such matters.

         11. GOVERNING LAW. The Plan and all actions taken thereunder shall be governed and construed in accordance with the laws of the State of Delaware.

         12. TERMINATION OF PLAN. The Plan shall terminate on the second day following the 2005 annual meeting of stockholders of the Company or on such date as there are no further shares available for issuance under the Plan, but the Board may terminate the Plan at any time prior to either such time.











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